Exhibit 24                 POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ John J. Murphy
                                       John J. Murphy
                                       Chairman of the Board and
                                       Chief Executive Officer

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ B. D. St. John
                                       B. D. St. John
                                       Vice Chairman and
                                       Principal Financial Officer

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.


                                       /s/ W. E. Bradford
                                       W. E. Bradford
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ Samuel B. Casey
                                       Samuel B. Casey Jr.
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ Rawles Fulgham
                                       Rawles Fulgham
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ John A. Gavin
                                       John A. Gavin
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ Ray L. Hunt
                                       Ray L. Hunt
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand and made this Power effective as of the 20th day of January, 1994.



                                       /s/ J. Landis Martin
                                       J. Landis Martin
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ W. George Nancarrow
                                       W. George Nancarrow
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand and made this Power effective as of the 20th day of January, 1994.



                                       /s/ Jay A. Precourt
                                       Jay A. Precourt
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ Lionel H. Olmer
                                       Lionel H. Olmer
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ A. Kenneth Pye
                                       A. Kenneth Pye
                                       Director

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation ("Dresser"), hereby constitutes and appoints REBECCA MORRIS and STANLEY
    E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 registering underlying common shares of Dresser to be issued pursuant to the Savings Plan for Employees of Baroid Corporation (the "Plan") and interests in the Plan, and to file the same with the Securities and exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on his behalf and in his stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 20th day of January, 1994.



                                       /s/ Richard W. Vieser
                                       Richard W. Vieser
                                       Director